ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------


     THIS ASSIGNMENT and Assumption Agreement (Assignment) is made this 6th day of May, 1999 by and between SYSTEMS ATLANTA COMMERCIAL SYSTEMS, INC., a Georgia corporation (Seller), and POMEROY SELECT INTEGRATION SOLUTIONS, INC., a Delaware corporation (Purchaser No. 2).

     WHEREAS, pursuant to an Asset Purchase Agreement, dated May 6th, 1999 (the Agreement), by and among Purchaser No. 2, Pomeroy Computer Resources, Inc. (Purchaser No. 1"), Seller, B. Scott Dobson, Charley G. Dobson, Betty H. Dobson and Tyler H. Dobson, Purchaser No. 2 wishes to assume Sellers rights, benefits and privileges of certain contracts, and Seller is desirous of assigning to Purchaser No. 2 all of its rights, benefits and privileges in certain contracts.

     NOW, THEREFORE, in consideration of the foregoing and the agreements and covenants herein set forth, and other good and valuable consideration paid by Purchaser No. 2 to Seller, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ASSIGNMENT:
----------

1. Seller does hereby sell, assign, transfer and convey to Purchaser No. 2, to the extent legally permitted, the contracts set forth on Exhibit A attached hereto, and all of Sellers rights, interest, benefits and privileges thereunder.

REPRESENTATIONS:
---------------

2.   Seller  hereby  represents,  warrants and covenants to Purchaser No. 2 that
     (i) Seller is a party to the contracts listed on Exhibit A and has not sold, assigned, transferred or conveyed its interest therein to any other person or entity; (ii) Seller has complied with and fulfilled all of its duties and obligations under the contracts, is not in default, and has not breached any of the terms or provisions of the contracts and the contracts remain in full force and effect as of the date hereof; (iii) Seller is not aware of any facts or circumstances which give rise or could give rise with the giving of notice or the lapsing of time to a breach or default under the contracts; and (iv) the other parties to the contracts set forth on Exhibit A are not in default and have not breached any of the terms or provisions of the contracts.

ADDITIONAL  ACTION  BY  SELLER:
------------------------------

3. To the extent this Assignment does not result in a complete transfer of the contracts to Purchaser No. 2 because of a prohibition in the contracts against Sellers assignment of any of its rights thereunder, Seller shall cooperate with Purchaser No. 2 in any reasonable manner proposed by Purchaser No. 2 (which shall not be required to expend any funds incident thereto) to complete the acquisition of the contracts and Sellers rights, benefits and privileges thereunder in order to fulfill and carry out Sellers obligations under the Agreement. Such additional action may include, but is not limited to: (i) entering into a subcontract between Seller and Purchaser No. 2 which allows Purchaser No. 2 to perform Sellers duties under the contracts set forth on Exhibit A and to enforce Sellers rights thereunder; (ii) the sale of Sellers stock owned by B. Scott Dobson, Charley G. Dobson, Betty H. Dobson and Tyler H.

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     Dobson to Purchaser  No. 2 or Purchaser No. 1 on terms to which all parties then mutually agree in good faith to allow Purchaser No. 2 or Purchaser No. 1 to operate Seller as a wholly-owned subsidiary to enforce the contracts; or (iii) entering into a new multi-party agreement with the customers identified in the contracts set forth on Exhibit A which allows Purchaser No. 2 to perform Sellers obligations and enforce Sellers rights under the contracts.

ASSUMPTION  OF  OBLIGATIONS:
---------------------------

4. Purchaser No. 2 shall be responsible for the performance and discharge of all the duties and obligations of Seller contained in the contract set forth on Exhibit A upon the earlier to occur of: (i) the completion of the assignment of the contracts and Sellers rights, interest, benefits and privileges thereunder; or (ii) in accordance with any proposed transaction contemplated or set forth in Paragraph 3 hereof, or (iii) Purchaser No. 2 is receiving the entire economic benefit from such contracts.

MUTUAL  INDEMNIFICATION:
-----------------------

5. Purchaser No. 2 hereby agrees to indemnify and hold harmless Seller from and against any and all loss, cost or expense (including, without limitation, reasonable attorneys fees), resulting by reason of Purchaser No. 2s failure to perform any of the obligations of Seller under the Contracts after the date that Purchaser No. 2 actually acquires all of the rights, interest, benefits and privileges of the Seller under each contract. Seller hereby agrees to indemnify and hold harmless Purchaser No. 2 from and against any and all loss, cost or expense (including, without limitation, reasonable attorneys fees) resulting by reason of the failure of Seller to perform any of the obligations of the Seller under the contracts on or prior to the date that the rights, interest, privileges, benefits and any interest in the contracts are actually assigned to Purchaser No. 2.

BINDING  EFFECT:
---------------

6. All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereof and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

WITNESSES:                            SELLER:
                                      ------


____________________________          SYSTEMS  ATLANTA  COMMERCIAL
                                      SYSTEMS,  INC.


____________________________          BY:__________________________________
                                         B.  Scott  Dobson,  Vice-President

____________________________


____________________________             __________________________________
                                         B.  SCOTT  DOBSON,  Individually

____________________________


____________________________             __________________________________
                                         CHARLEY G. DOBSON,  Individually

____________________________


____________________________             __________________________________
                                         BETTY  H.  DOBSON,  Individually

____________________________


____________________________             __________________________________
                                         TYLER  H.  DOBSON,  Individually


WITNESSES:                              PURCHASER  NO.  2:
                                        -----------------

____________________________            POMEROY  SELECT  INTEGRATION
                                        SOLUTIONS,  INC.


____________________________          BY:  ________________________________
                                           Stephen  E.  Pomeroy,  President

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